Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [   ]

Check the appropriate box:
[   ]           Preliminary proxy statement
[   ]           Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]           Definitive proxy statement
[   ]           Definitive additional materials
[   ]           Soliciting material under Rule 14a-12

TIMBERLAND BANCORP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of filing fee (Check the appropriate box):
[X]          No fee required.
[   ]          Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)           Title of each class of securities to which transaction applies:
N/A

(2)           Aggregate number of securities to which transactions applies:
N/A

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
N/A

(4)           Proposed maximum aggregate value of transaction:
N/A

(5)           Total fee paid:
N/A

[   ]           Fee paid previously with preliminary materials:
N/A

[   ]          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)           Amount previously paid:
N/A

(2)           Form, schedule or registration statement no.:
N/A

(3)           Filing party:
N/A

(4)           Date filed:
N/A

December 19, 2014

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Timberland Bancorp, Inc., to be held at the Hoquiam Timberland Library, 420 7th Street, Hoquiam, Washington, on Tuesday, January 27, 2015 at 1:00 p.m., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations.  Directors and officers of Timberland Bancorp, Inc., as well as a representative of Delap LLP, our independent auditor for the fiscal year ended September 30, 2014, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at the meeting, whether or not you attend in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Jon C. Parker
Jon C. Parker
Chairman of the Board

TIMBERLAND BANCORP, INC.
624 SIMPSON AVENUE
HOQUIAM, WASHINGTON 98550
(360) 533-4747

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 27, 2015

Notice is hereby given that the annual meeting of shareholders of Timberland Bancorp, Inc. will be held at Hoquiam Timberland Library, 420 7th Street, Hoquiam, Washington, on Tuesday, January 27, 2015 at 1:00 p.m., local time, for the following purposes:

Proposal 1.	Election of two directors to each serve for a term of three years.

Proposal 2.	Advisory (non-binding) approval of our executive compensation as disclosed in this Proxy Statement.

Proposal 3.	Adoption of the Timberland Bancorp, Inc. 2014 Equity Incentive Plan.

Proposal 4.	Ratification of the Audit Committee’s selection of Delap LLP as our independent auditor for 2015.

We will also consider and act upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on December 2, 2014 as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of, and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited by the Board of Directors.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ DEAN J. BRYDON
DEAN J. BRYDON
CORPORATE SECRETARY

Hoquiam, Washington
December 19, 2014

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

PROXY STATEMENT
OF
TIMBERLAND BANCORP, INC.
624 SIMPSON AVENUE
HOQUIAM, WASHINGTON 98550
(360) 533-4747

 ANNUAL MEETING OF SHAREHOLDERS
JANUARY 27, 2015

The Board of Directors of Timberland Bancorp, Inc. is using this Proxy Statement to solicit proxies from our shareholders for use at the annual meeting of shareholders.  We are first mailing this Proxy Statement and the enclosed form of proxy to our shareholders on or about December 19, 2014.

The information provided in this Proxy Statement relates to Timberland Bancorp, Inc. and its wholly-owned subsidiary, Timberland Bank.  Timberland Bancorp, Inc. may also be referred to as “Timberland” and Timberland Bank may also be referred to as the “Bank.”  References to “we,” “us” and “our” refer to Timberland and, as the context requires, Timberland Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	Tuesday, January 27, 2015
Time:	1:00 p.m., local time
Place:	Hoquiam Timberland Library, 420 7th Street, Hoquiam, Washington

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Election of two directors to each serve for a term of three years.

Proposal 2.	Advisory (non-binding) approval of our executive compensation as disclosed in this Proxy Statement.

Proposal 3.	Adoption of the Timberland Bancorp, Inc. 2014 Equity Incentive Plan.

Proposal 4.	Ratification of the Audit Committee’s selection of Delap LLP as our independent auditor for 2015.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on January 27, 2015

Our Proxy Statement and Annual Report to Shareholders, are available at http://www.astproxyportal.com/ast/06973/.  The following materials are available for review:

•	Proxy Statement;
•	proxy card; and
•	Annual Report to Shareholders.

Directions to attend the annual meeting, where you may vote in person, can be found online at http://www.timberlandbank.com.

Who is Entitled to Vote?

We have fixed the close of business on December 2, 2014 as the record date for shareholders entitled to notice of and to vote at our annual meeting.  Only holders of record of Timberland’s common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of Timberland common stock you own.  On December 2, 2014, there were 7,052,636 shares of Timberland common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  This answer provides voting instructions for shareholders of record.  You are a shareholder of record if your shares of Timberland common stock are held in your name.  If you are a beneficial owner of Timberland common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of Timberland common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card.  Shares of Timberland common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares FOR the election of each of our director nominees, FOR advisory approval of the compensation of our executive officers as disclosed in this Proxy Statement, FOR adoption of the 2014 Equity Incentive Plan and FOR ratification of the selection of Delap LLP as our independent auditor.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If your common stock is held in street name, you will receive instructions from your broker that you must follow in order to have your shares voted.  Your broker may allow you to deliver your voting instructions via the telephone or the Internet.  Please see the instruction form that accompanies this Proxy Statement.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, shares not voted are treated as “broker non-votes.”  The proposals to elect directors, provide advisory approval of executive compensation and adopt the 2014 Equity Incentive Plan are considered non-discretionary items; therefore, you must provide instructions to your broker in order to have your shares voted on these proposals.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the Timberland Bank Employee Stock Ownership and 401(k) Plan (“ESOP and 401(k) Plan”) for the benefit of our employees.  Each participant may instruct the trustee how to vote the shares of Timberland common stock allocated to his or her account under the ESOP portion of the plan by completing the voting instruction sheet distributed by the administrator.  If a participant properly executes the voting instruction sheet, the administrator will instruct the trustee to vote the participant’s shares in accordance with the participant’s instructions.  Unallocated shares of Timberland common stock held in the ESOP portion of the plan and allocated shares for which proper voting instructions are not received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Timberland common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held 120 days or more after the original meeting.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Timberland common stock.  Accordingly, the two nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Articles of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.  Our Board of Directors unanimously recommends that you vote FOR the election of each of its director nominees.

Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation

Approval on an advisory (non-binding) basis of our executive compensation requires the affirmative vote of a majority of the votes cast at the annual meeting.  Abstentions and broker non-votes do not constitute votes cast and therefore will have no effect on the proposal.  Our Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers.

Vote Required to Approve Proposal 3: Adoption of the 2014 Equity Incentive Plan

Adoption of the Timberland Bancorp, Inc. 2014 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast at the annual meeting.  Abstentions and broker non-votes do not constitute votes cast and therefore will have no effect on the proposal.  Our Board of Directors unanimously recommends that you vote FOR adoption of the 2014 Equity Incentive Plan.

Vote Required to Approve Proposal 4: Ratification of the Selection of the Independent Auditor

Ratification of the selection of Delap LLP as our independent auditor for the fiscal year ending September 30, 2015 requires the affirmative vote of a majority of the votes cast at the annual meeting.  Abstentions do not constitute votes cast and therefore will have no effect on the proposal.  Our Board of Directors unanimously recommends that you vote FOR the ratification of the selection of the independent auditor.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying the Corporate Secretary of Timberland in writing before the annual meeting that you have revoked your proxy; or

•	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 2, 2014, the voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Timberland’s common stock other than directors and executive officers;

•	each director and director nominee of Timberland;

•	each executive officer of Timberland or Timberland Bank named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

•	all current directors and executive officers of Timberland and Timberland Bank as a group.

Persons and groups who beneficially own in excess of five percent of Timberland’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide us a copy, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than the ones set forth below, beneficially owned more than five percent of the outstanding shares of Timberland’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, shares held in the ESOP and 401(k) Plan, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of the voting record date, there were 7,052,636 shares of Timberland common stock outstanding.

	Number of Shares		Percent of Shares
Name	Beneficially Owned (1)		Outstanding (%)

Beneficial Owners of More Than 5%

Timberland Bank Employee Stock Ownership and 401(k) Plan (2)	1,021,285		14.5
624 Simpson Avenue
Hoquiam, Washington 98550

Dimensional Fund Advisors LP	595,956	(3)	8.5
6300 Bee Cave Road
Austin, Texas 78746

Royce & Associates, LLC	444,200	(4)	6.3
745 Fifth Avenue
New York, New York 10151

Directors

Andrea M. Clinton	7,915		*
Larry D. Goldberg	8,000		*
James C. Mason	20,887		*
Jon C. Parker	60,318		*
Ronald A. Robbel	10,753		*
David A. Smith	16,973		*
Michael J. Stoney	7,100		*

Named Executive Officers

Michael R. Sand (5)	161,070		2.3
Robert A. Drugge	25,663		*
Dean J. Brydon	51,212		*

All Executive Officers and Directors as a Group (13 persons)	400,869		5.7
________________
*Less than one percent of shares outstanding.
(1)
The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the voting record date through the exercise of stock options: Ms. Clinton, and Messrs. Goldberg, Mason, Parker, Robbel, Smith and Stoney, 600 shares each; Mr. Sand, 4,000 shares; Mr. Drugge, 3,800 shares; Mr. Brydon, 4,800 shares; and all executive officers and directors as a group, 23,800 shares.

(2)
Represents shares held in the ESOP and 401(k) Plan, consisting of 302,998 shares in the 401(k) portion of the Plan and 718,287 shares in the ESOP portion of the Plan. The Plan has shared voting and dispositive power with respect to shares held by participants. As of the voting record date, 54,185 shares in the 401(k) portion of the Plan were in the accounts of executive officers and included in their totals above. As of the voting record date, 559,585 shares in the ESOP portion of the Plan have been allocated to participants’ accounts including 80,862 shares to executive officers which is included in their totals above.

(Footnotes continued on following page)

(3)
Based solely on a Schedule 13G/A dated February 10, 2014, regarding shares owned as of December 31, 2013 and reporting sole voting power over 590,467 shares and sole dispositive power over 595,956 shares. According to this filing, Dimensional Fund Advisors LP furnishes investment advice to four investment companies and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the shares reported, and may be deemed to be the beneficial owner of the shares held by the Funds. However, the shares reported are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(4)
Based solely on a Schedule 13G/A dated January 16, 2014, regarding shares owned as of December 31, 2013 and reporting sole voting and dispositive power over the shares. According to this filing, various accounts managed by Royce & Associates, LLC have the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of the shares reported. One account, Royce Value Trust, held 442,200 of the shares reported.

(5)	Mr. Sand is also a director of Timberland.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight members and is divided into three classes.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. The table below sets forth information regarding each director of Timberland and each nominee for director.  The Nominating Committee of the Board of Directors selects nominees for election as directors and has nominated for election as directors Andrea M. Clinton and Ronald A. Robbel, each to serve for a three-year term, or until their respective successors have been elected and qualified.  Each of our nominees currently serves as a Timberland director, and has consented to being named in this Proxy Statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.  However, it is expected that Mr. Robbel will retire effective as of his 75th birthday, in connection with his mandatory retirement from the Bank’s Board of Directors.

The Board of Directors recommends a vote “FOR” the election of Ms. Clinton and Mr. Robbel.

	Age as of	Year First Elected or	Term to
Name	September 30, 2014	Appointed Director (1)	Expire

Board Nominees

Andrea M. Clinton	57	1996	2018(2)
Ronald A. Robbel	73	2002	2018(2)

Directors Continuing in Office

Michael R. Sand	60	1993	2016
David A. Smith	59	2000	2016
Larry D. Goldberg	68	2009	2016
Jon C. Parker	65	1992	2017
James C. Mason	59	1993	2017
Michael J. Stoney	45	2010	2017
_______________
(1)	For years prior to 1998, includes prior service on the Board of Directors of Timberland Bank. Each member of our Board of Directors is also a member of the Board of Directors of the Bank.
(2)	Assuming re-election.

Set forth below is the principal occupation of each nominee for director and each director continuing in office, as well as a brief description of the experience, qualifications, attributes or skills of each nominee or director that led to the conclusion that the person should serve on Timberland’s Board of Directors.   All nominees and directors have held their present positions for at least five years unless otherwise indicated.

Andrea M. Clinton, an interior designer, is the owner of AMC Interiors at Home and AMC Interiors, both of which are located in Olympia, Washington.

Ronald A. Robbel was engaged in public accounting for 38 years, primarily auditing financial institutions, and including 14 years as a partner with Ernst and Young.  Since retiring in 2000, Mr. Robbel has continued to be a licensed Certified Public Accountant with annual continuing education focused on the banking industry and related subjects, including SEC matters.

Michael R. Sand has been affiliated with Timberland Bank since 1977 and has served as our President since January 23, 2003.  On September 30, 2003, he was appointed as our Chief Executive Officer.  Prior to his appointment as President and Chief Executive Officer, Mr. Sand had served as Executive Vice President and Secretary of Timberland Bank since 1993 and as Executive Vice President and Secretary of Timberland since its formation in 1997.

David A. Smith is a pharmacist and the owner of Harbor Drug, Inc., a retail pharmacy located in Hoquiam, Washington.

Larry D. Goldberg is a principal partner in Sherwood Associates LP.  Prior to that, Mr. Goldberg spent more than 30 years as a principal partner of Goldberg Furniture Company, retiring in 2001.  Mr. Goldberg currently serves as a civilian member of the Washington State Commission on Judicial Conduct.

Jon C. Parker is the majority shareholder/owner of the law firm of Parker, Winkelman & Parker P.S. (formerly Parker & Winkelman P.S.), Hoquiam, Washington, which serves as general counsel to Timberland and Timberland Bank.  Mr. Parker has provided Timberland and Timberland Bank with legal services since 1974.

James C. Mason is the President and owner of the following companies: Mason Timber Inc., Mason Trucking Inc., Masco Petroleum Inc., Aloha Jet Inc., Mason Aviation, Inc., Trailer Services Inc., Mason Properties LLC, Masco Maritime LLC, Grass Island LLC, Masco Oil Warehouse LLC, 110 Commerce Street LLC, 1100 Basich Blvd LLC, 954 Anderson Drive LLC, 2012 Ind Pkwy LLC, 1020 Anderson Dr. LLC, 1104 Basich Blvd LLC, 200 Myrtle LLC, Shelton Renal Care LLC, Holand Center, Inc., Masco Properties LLC and Rainier Jet LLC, all of which are headquartered in Western Washington.

Michael J. Stoney is a licensed Certified Public Accountant and a partner in the accounting firm, Easter and Stoney P.S.

The following table identifies the experience, qualifications, attributes and skills that led to the conclusion that the individual should serve as a director of Timberland.

	Current or Past Owner of a Business Enterprise	CPA or Financial Expert	Attorney	Strong Community Presence or Involvement	Knowledge of Local Real Estate Markets	Current or Past CEO or President

Jon C. Parker	X		X	X	X	X
James C. Mason	X	X		X	X	X
Michael J. Stoney	X	X		X	X
Andrea M. Clinton	X			X	X	X
Ronald A. Robbel	X	X		X
Michael R. Sand				X	X	X
David A. Smith	X			X	X	X
Larry D. Goldberg	X	X		X	X	X

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of Timberland and Timberland Bank conduct their business through board and committee meetings.  Both Boards generally meet on a monthly basis, holding additional special meetings as needed.  During the fiscal year ended September 30, 2014, the Board of Directors of Timberland held 13 meetings and the Board of Directors of the Bank held 12 meetings.  No director of Timberland or Timberland Bank attended fewer than 75% of the total meetings of the boards and committees on which such person served during this period.

Committees and Committee Charters

The Board of Directors of Timberland has standing Audit, Budget, Nominating, and Strategic Planning and Enterprise Risk Management Committees.  The Boards of Directors of Timberland and Timberland Bank have a joint Compensation Committee.  The Board has adopted written charters for its committees, and copies of the Audit, Nominating and Compensation Committee charters are available on our website at www.timberlandbank.com.  You may also obtain copies of the Audit, Nominating and Compensation Committee charters free of charge by writing to: Dean J. Brydon, Corporate Secretary, Timberland Bancorp, Inc., 624 Simpson Avenue, Hoquiam, Washington 98550, or by calling (360) 533-4747.

Audit Committee.  The Audit Committee consists of Directors Robbel, Smith, Goldberg and Stoney.  The Committee meets at least quarterly and on an as needed basis to evaluate the effectiveness of our internal controls for safeguarding assets and ensuring the integrity of the financial reporting.  The Committee also appoints the independent auditor and reviews the audit report prepared by the independent auditor.  The Audit Committee met seven times during the year ended September 30, 2014.

Each member of the Audit Committee is “independent” in accordance with the requirements for companies listed on Nasdaq.  Directors Robbel and Stoney have been designated by the Board of Directors as the “audit committee financial experts,” as defined by the SEC.  Director Robbel and Director Stoney are both licensed Certified Public Accountants.

Budget Committee.  The Budget Committee consists of Directors Robbel, Smith, Goldberg, Stoney and Mason.  The Committee meets at least annually to review the financial projections and assumptions in the budget for the upcoming year.  The Committee then presents the budget to the full Board for approval.  The Budget Committee met twice during the year ended September 30, 2014.

Nominating Committee.  The Nominating Committee consists of all independent directors who do not have terms expiring at the next annual meeting.  The Nominating Committee meets annually and on an as needed basis, and is responsible for selecting qualified individuals to fill expiring directors’ terms and openings on the Board of Directors.  Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee.  This Committee met once during the year ended September 30, 2014.

Only those nominations made by the Committee or properly presented by shareholders will be voted upon at the annual meeting.  In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Timberland Bank’s market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate it believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as one of our directors.  Although the Nominating Committee charter does not specifically provide for the consideration of shareholder nominees for directors, the Committee will consider director candidates recommended by a shareholder that are submitted in accordance with our Articles of Incorporation.  Because our Articles of Incorporation provide a process for shareholder nominations, the

Committee did not believe it was necessary to provide for shareholder nominations of directors in its charter.  If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of our Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for shareholder nominations, see “Shareholder Proposals” in this Proxy Statement.

As noted above, the Nominating Committee considers a number of criteria when selecting new members of the Board.  Those criteria as well as professional background, industry expertise and geographic location are considered to provide for diversity on our Board of Directors.  These diversity factors are considered when the Nominating Committee and Board are seeking to fill a vacancy or new seat on the Board.

Strategic Planning and Enterprise Risk Management Committee.  The Strategic Planning and Enterprise Risk Management Committee consists of all of Timberland’s non-employee directors, who are Directors Mason, Clinton, Parker, Smith, Robbel, Stoney and Goldberg.  The Committee meets on an as needed basis to assist the Board in identifying areas of strategic direction and opportunity, and evaluating and planning enterprise risk management with the overall primary purpose of enhancing shareholder value.  The Committee met four times during the year ended September 30, 2014.

Compensation Committee.  The Boards of Directors of Timberland and Timberland Bank have a joint Compensation Committee, consisting of Directors Mason, Clinton, Goldberg and Stoney.  The Committee meets at least twice per year (including at least once in executive session) and on an as needed basis to discharge the Board’s responsibilities relating to executive compensation.  The Compensation Committee approves goals for Mr. Sand, evaluates his performance relative to stated goals and determines his cash and equity compensation.  Mr. Sand is not present during any voting or deliberations by the Committee regarding his compensation.  Mr. Sand makes recommendations to the Compensation Committee regarding the compensation of all other executive officers.  The Committee considers the recommendations of Mr. Sand, evaluates the performance of the executive officers and determines cash and equity compensation for the executive officers.  The Compensation Committee is also responsible for making recommendations to the full Board for director compensation, overseeing executive succession and administering equity plans.  This Committee met three times during the year ended September 30, 2014.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  Our executive officers and Board of Directors have worked together to establish a comprehensive set of corporate governance initiatives that they believe will serve the long-term interests of our shareholders and employees.  These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and Nasdaq rules.  Our Board of Directors will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

Director Independence.  Our common stock is listed on the Nasdaq Global Market.  In accordance with Nasdaq requirements, at least a majority of our directors must be independent directors.  The Board has determined that six of our eight directors are independent, as defined by Nasdaq.  Directors Clinton, Goldberg, Mason, Robbel, Smith and Stoney are all independent.  Only Michael R. Sand, who is our President and Chief Executive Officer, and Jon C. Parker, whose firm provides legal counsel to the Bank, are not independent.

Leadership Structure.  The positions of Chairman of the Board and of President and Chief Executive Officer are held by two persons, which has been the case since September 2003.  The Board believes this structure is appropriate for Timberland because it provides the Board with capable leadership and independence from management.  It also allows the President and Chief Executive Officer to focus on the day-to-day business of managing Timberland, while the Chairman leads the Board.

Board Involvement in Risk Oversight.  Risk management is the responsibility of management and risk oversight is the responsibility of the Board.  The Board administers its risk oversight function through its Strategic Planning and Enterprise Risk Management Committee.  The Committee, which is comprised of all non-employee directors, is responsible for identifying and assessing risks that could result in serious harm to shareholder value.  These risks include strategic risk, credit risk, liquidity risk, market risk, operational risk, legal risk, third-party vendor risk and reputation risk.  The Committee meets as needed and works with management on developing strategies to appropriately mitigate the identified risks.  The Board also manages risk through the division of responsibility within its committee structure, with each board committee being responsible for overseeing risk within its area of responsibility.

Directors keep themselves informed of the activities and condition of Timberland and of the risk environment in which it operates by regularly attending Board and assigned Board committee meetings, and by review of meeting materials, auditors’ findings and recommendations, and supervisory communications.  Directors stay abreast of general industry trends and any statutory and regulatory developments pertinent to Timberland and the Bank by periodic briefings by senior management, counsel, auditors or other consultants, and by more formal director education.

The Board oversees the conduct of Timberland’s business and administers the risk management function by:

•	selecting, evaluating, and retaining competent senior management;

•	establishing, with senior management, Timberland’s long- and short-term business objectives, and adopting operating policies to achieve these objectives in a legal and sound manner;

•	monitoring operations to ensure that they are controlled adequately and are in compliance with laws and policies; and

•	overseeing Timberland’s business performance.

These responsibilities are governed by a complex framework of federal and state law and regulation as well as regulatory guidelines applicable to the operation of Timberland and the Bank.

The Board ensures that all significant risk-taking activities are covered by written policies that are communicated to appropriate employees.  Specific policies cover material credit, market, liquidity, operational, legal and reputation risks.  The policies are formulated to further Timberland’s business plan in a manner consistent with safe and sound practices.  The Board ensures that all such policies are monitored by senior management to make certain that they conform with changes in laws and regulations, economic conditions, and Timberland’s and the Bank’s circumstances. The policies are implemented by senior management who develop and maintain procedures, including a system of internal controls, designed to foster sound practices, to comply with laws and regulations, and to protect Timberland against external crimes and internal fraud and abuse.

Management regularly provides the Board and its various committees with a significant amount of information regarding a wide variety of matters affecting Timberland.  This includes senior management reports to the Board.  These reports present information in a form meaningful to members of the Board, who recognize that the level of detail and frequency of individual senior management reports will vary with the nature of risk under consideration and Timberland’s and the Bank’s unique circumstances.  Matters presented to the Board and Board committees generally include information with respect to risk.  The Board and Board committees consider the risk aspects of such information and often request additional information with respect to issues that may involve risk to Timberland.  The Board and Board committees also raise risk issues on their own initiative.

The Board has established a mechanism for independent third party review and testing of compliance with policies and procedures, applicable laws and regulations, and the accuracy of information provided by senior management.  This is accomplished, for example, by an internal auditor reporting directly to the Audit Committee.  In addition, an external audit is performed.  The Audit Committee reviews the auditors’ findings with senior management and monitors senior management’s efforts to resolve any identified issues and recommendations.  The Audit Committee provides regular reports of its activities to the Board.

The Board also reviews reports of inspection and examination or other supervisory activity, and any other material correspondence received from Timberland’s regulators.  Findings and recommendations, if any, are carefully reviewed, and progress in addressing such matters is routinely monitored.

Code of Ethics.  The Board of Directors has adopted codes of ethics for each of our (1) principal executive officers and senior financial officers, (2) directors and (3) officers and other employees.  The codes of ethics require individuals to maintain the highest standards of professional conduct.  Our Code of Ethics for Principal Executive Officers and Senior Financial Officers was filed with the SEC as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2003 and is available on our website at www.timberlandbank.com.

Shareholder Communication with the Board of Directors.  The Board of Directors maintains a process for shareholders to communicate with the Board.  Shareholders wishing to communicate with the Board of Directors may do so by mailing a letter marked “Confidential” to the Board of Directors, Timberland Bancorp, Inc., 624 Simpson Avenue, Hoquiam, Washington 98550.  Any communication must state the number of shares beneficially owned by the shareholder making the communication.

Annual Meeting Attendance by Directors.  We do not have a policy regarding Board member attendance at annual meetings of shareholders.  All members of the Board of Directors attended the 2014 annual meeting of shareholders.

Related Party Transactions.  We have followed a policy of granting loans to our employees, officers and directors, which fully complies with all applicable federal regulations.  Loans to our directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with non-insider employees prevailing at the time, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee.  Under Timberland Bank’s current employee and director loan benefit program, all employees and directors are entitled to the following preferred terms:

•	Adjustable rate mortgage for personal residence: interest rate is 1.5% above Timberland Bank’s cost of funds (subject to a floor of 4.25%); no loan fee is charged.

•	Fixed rate mortgage for personal residence: interest rate is set at the current Federal Home Loan Mortgage Corporation par rate; no loan fee is charged.

•	Consumer loans: normal interest rates apply; no loan fee is charged.

•	Personal computer purchases: interest rate is currently 3.0%; no loan fee is charged.

The following directors and executive officers had loans in excess of $120,000 outstanding under the loan benefit program:

Name	Type of Loan	Amount Involved in the Transaction ($)(1)	Amount Outstanding as of September 30, 2014 ($)	Principal Paid During the Year Ended September 30, 2014 ($)	Interest Paid During the Year Ended September 30, 2014 ($)	Interest Rate (%)

Robert A. Drugge	First Mortgage	299,566	292,424	7,142	12,594	4.25
__________
(1)	Consists of the largest aggregate amount of principal outstanding during the year ended September 30, 2014.

Loans to directors and executive officers are made in accordance with the same underwriting guidelines for non-insider customers and do not involve more than the normal risk of collectibility, or present other unfavorable features.  Loans to directors and executive officers are approved by the Board of Directors, with the director involved excluded from the vote.  Loans and available lines of credit to all directors and executive officers and their associates totaled approximately $1.04 million at September 30, 2014, which was 1.3% of our equity at that date.  All loans to directors and executive officers were performing in accordance with their terms at September 30, 2014.

Director Parker is a member of the law firm of Parker, Winkelman & Parker P.S. (formerly Parker & Winkelman P.S.), which serves as general counsel to Timberland Bank and Timberland.  We paid legal fees of $179,000 to Parker, Winkelman & Parker P.S. for services it rendered during the fiscal year ended September 30, 2014, all of which constitutes Director Parker’s interest.

DIRECTORS’ COMPENSATION

The following table shows the compensation paid to our directors for the fiscal year ended September 30, 2014, with the exception of Michael R. Sand, who is our President and Chief Executive Officer, and whose compensation is included in the section below entitled “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Andrea M. Clinton	26,300	2,520	7	28,827
Larry D. Goldberg	30,400	2,520	--	32,920
James C. Mason	26,400	2,520	7	28,927
Jon C. Parker	31,400	2,520	7	33,927
Ronald A. Robbel	29,500	2,520	7	32,027
David A. Smith	29,500	2,520	7	32,027
Michael J. Stoney	29,500	2,520	--	32,020
____________
(1)
Represents the aggregate grant date fair value of awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation – Stock Compensation” (“FASB ASC Topic 718”). For a discussion of valuation assumptions, see Note 15 of the Notes to Consolidated Financial Statements in Timberland’s Annual Report on Form 10-K for the year ended September 30, 2014. Each director had options to purchase 2,000 shares of Timberland common stock outstanding at September 30, 2014.

(2)	Consists of dividends on restricted stock.

For the year ended September 30, 2014, each of the non-employee directors received a retainer of $1,500 per month (except the Chairman of the Board, who received a retainer of $2,000 per month), $500 for each regular Board meeting attended, $500 for each Audit Committee meeting attended and $300 for certain other committee meetings attended.  In addition, each non-employee director may receive a discretionary stock-based award based in part on attendance criteria, if shares are available.  On October 22, 2103, each director received an award of options to purchase 1,000 shares of Timberland common stock.  The options vest pro rata over a five-year period from the grant date, with the first 20% vesting one year after the grant date.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation earned during the fiscal years ended September 30, 2014 and 2013 by our named executive officers: (1) Michael R. Sand, our principal executive officer; and (2) our two other most highly compensated officers who earned in excess of $100,000, who are Robert A. Drugge and Dean J. Brydon.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensa- tion ($)(2)	Total ($)

Michael R. Sand	2014	259,000	29,717	50,400	19,408	358,525
President and Chief Executive Officer of	2013	237,000	24,380	--	17,745	279,125
Timberland and Timberland Bank

Robert A. Drugge	2014	175,100	26,307	23,800	12,429	237,636
Executive Vice President of Lending	2013	170,000	19,464	11,850	11,914	213,228
of Timberland and Timberland Bank

Dean J. Brydon	2014	175,100	26,307	36,800	12,429	250,636
Executive Vice President and Chief Financial Officer of Timberland and	2013	170,000	19,464	11,850	11,883	213,197
Timberland Bank
_____________
(1)
Represents the aggregate grant date fair value of awards, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 15 of the Notes to Consolidated Financial Statements in Timberland’s Annual Report on Form 10-K for the year ended September 30, 2014.

(2)	Please see the table below for more information on the other compensation paid to our named executive officers in the year ended September 30, 2014.

All Other Compensation.  The following table sets forth details of “All Other Compensation,” as presented above in the Summary Compensation Table for the year ended September 30, 2014.

Name	401(k) Plan Contribution ($)	ESOP Contribution ($)	Life Insurance Premiums ($)	Membership Dues ($)	Personal Use of Company Vehicle ($)	Total ($)

Michael R. Sand	7,650	7,853	600	2,843	462	19,408
Robert A. Drugge	5,837	5,992	600	--	--	12,429
Dean J. Brydon	5,837	5,992	600	--	--	12,429

Employment Agreements.  On March 26, 2013, Timberland and Timberland Bank entered into employment agreements with Michael R. Sand and Dean J. Brydon.  The agreements have initial terms from March 26, 2013 through March 25, 2016.  The term of the agreements were extended for an additional year beginning on March 26, 2014, and will be extended on each March 26 thereafter, unless either party gives at least 90 days prior written notice to the other that the employment period will not be extended, or the Board of Directors of Timberland or Timberland Bank (or in each case its designated committee) does not approve the  renewal of the agreement.  The agreements provide for an annual base salary of $259,000 and $175,100 for Messrs. Sand and Brydon, respectively.  The base salary will be reviewed annually and may be increased at the discretion of the Board. The agreements provide that the executives will be eligible to receive performance-based and discretionary bonuses, and also to receive employee benefits on as favorable a basis as other similarly situated and performing senior executives of Timberland and Timberland Bank.

The employment agreements provide for severance benefits in the event an executive’s employment is terminated by Timberland and Timberland Bank, other than for cause or as a result of the executive’s death or disability, or if the employment is terminated by the executive for good reason (“Termination”).  For a Termination during the first year of the employment agreement and before a change in control of Timberland, Mr. Sand and Mr. Brydon would be entitled to receive (i) an amount equal to 100% of their base salary as in effect at the time of Termination, payable in a lump sum, (ii) the pro rata portion of any incentive award he would have been entitled to had he remained employed with Timberland and Timberland Bank, and (iii) continued medical, dental, life insurance and other benefits for the remaining term of the agreement.  For a Termination occurring after the first anniversary of the employment agreement and prior to a change in control, Mr. Sand and Mr. Brydon would be entitled to continued payments of their base salary as in effect at the time of Termination, plus continued medical, dental, life insurance, and other benefits for the remaining term of the agreement.   For a Termination occurring after a change in control event, Mr. Sand and Mr. Brydon each would be entitled to receive an amount equal to 299% of their “base amount” as defined under Section 280G of the Internal Revenue Code, payable in a lump sum within 25 days of the change in control, and continued benefits for the remaining term of the agreement.   The agreements are subject to the golden parachute payment restrictions of Section 280G and other regulatory provisions, and include a clawback provision should any severance payment require recapture under any applicable statute, law, regulation or regulatory interpretation or guidance.

The agreements for Messrs. Sand and Brydon contain restrictive covenants prohibiting the unauthorized disclosure of confidential information of Timberland or its affiliates by the executives during and after their employment with Timberland and Timberland Bank.  The employment agreement for Mr. Sand prohibits him from competing with the Timberland and its affiliates and for soliciting their employees or customers during employment and after termination of employment for any reason. The non-solicitation and non-competition provisions apply to Mr. Sand for a period of six months following any termination.

Outstanding Equity Awards

The following information with respect to outstanding stock awards as of September 30, 2014 is presented for the named executive officers.  The named executive officers did not have any equity incentive plan awards or stock awards outstanding as of September 30, 2014.

		Option Awards (1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Michael R. Sand	10/22/13	--	20,000	9.00	10/22/23

Robert A. Drugge	10/23/12	1,000	4,000	6.00	10/23/22
	10/22/13	--	5,000	9.00	10/22/23
	01/17/14	--	4,000	10.26	01/17/24

Dean J. Brydon	10/23/12	1,000	4,000	6.00	10/23/22
	10/22/13	--	10,000	9.00	10/22/23
	01/24/14	--	4,000	10.59	01/24/24
___________
(1)	Equity awards vest ratably over the five-year period from the grant date, with the first 20% vesting one year after the grant date.

The 2003 Stock Option Plan provides that if a tender offer is commenced or if a change in control occurs, all options granted and not fully exercisable shall become exercisable in full.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to periodically include in our annual meeting proxy statements and present at the annual meeting of shareholders a non-binding shareholder resolution to approve the compensation of our named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the SEC.  This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of Timberland’s executives as disclosed in the proxy statement.  At last year’s annual meeting of shareholders, we were also required under the Dodd-Frank Act to include non-binding shareholder resolution regarding the frequency of future votes on executive compensation.  Shareholders voted in favor of holding an annual vote and the Board of Directors determined to hold an annual shareholder advisory vote to approve the compensation of our named executive officers, beginning with this year’s annual meeting of shareholders.  We will continue to hold an annual vote until such time that the frequency vote is next presented to shareholders or until the Board determines that a different frequency is in the best interest of Timberland and its shareholders.

The say-on-pay proposal will be presented at the annual meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of Timberland Bancorp, Inc.’s named executive officers as disclosed in the compensation tables and related material in the Proxy Statement for the 2015 annual meeting of shareholders.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It will also not affect any compensation paid or awarded to any executive.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of Timberland and Timberland Bank, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible the interests of management and shareholders. Our Board of Directors believes that our compensation policies and procedures achieve these objectives.  The Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

 PROPOSAL 3 – ADOPTION OF THE
TIMBERLAND BANCORP, INC. 2014 EQUITY INCENTIVE PLAN

Overview

On November 18, 2014, our Board of Directors unanimously adopted, subject to shareholder approval, the Timberland Bancorp, Inc. 2014 Equity Incentive Plan.  The purpose of the plan is to promote our success and enhance our value by linking the personal interests of employees and directors with those of our shareholders.  The plan is also intended to assist us in our ability to motivate, attract and retain the services of employees and directors upon whose judgment, interest and special effort the successful conduct of our operation is largely dependent.  The plan also allows performance-based compensation to be provided in a manner that exempts such compensation from the deduction limits imposed by Section 162(m) of the Internal Revenue Code.

We strongly believe that the approval of the 2014 Equity Incentive Plan is essential to our continued success. The Compensation Committee, the Board and management believe that equity awards motivate high levels of performance, align the interests of our personnel and shareholders by giving directors and employees the perspective of an owner with an equity stake in Timberland, and effectively recognize director and employee contributions to Timberland’s success.  The Committee, Board and management further believe that equity awards are a competitive necessity in our industry, allowing us to recruit and retain the highly qualified officers and other key personnel who help Timberland meet its goals, and reward and encourage current directors and employees.  Timberland last adopted an equity plan in 2003, which was approved by shareholders at the 2004 annual meeting. No awards remain available for grant under that plan.

The following summary is a brief description of the material features of the 2014 Equity Incentive Plan.  This summary is qualified in its entirety by reference to the plan, a copy of which is attached to this Proxy Statement as Appendix A.

Summary

Administration.  The 2014 Equity Incentive Plan will be administered by a committee appointed by the Board of Directors, which will consist of at least two members, each of whom will be an outside director, a non-employee director and an independent director, as those terms are defined in the plan.  The Board has appointed the Compensation Committee to administer the plan.  Among other things, the Committee will (1) interpret the plan, (2) adopt rules for the administration of the plan, (3) select persons to receive awards from among the eligible participants and (4) determine the types of awards and the number of shares to be awarded to participants.

Awards.  The 2014 Equity Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, non-qualified stock options, which do not satisfy the requirements for treatment as incentive stock options, and awards of restricted stock, including awards of restricted stock with performance measures.  Subject to adjustment described below under “–Adjustments Upon the Occurrence of Certain Events,” Timberland has reserved 352,366 shares of its common stock for issuance under the plan in connection with the exercise of awards, which represents 5.0% of Timberland’s common stock outstanding on the voting record date.  The fair market value of these shares is $3.73 million, based on the closing price of Timberland’s common stock as of the close of business on the voting record date.  Only shares actually issued to participants or retained or surrendered to satisfy tax withholding obligations for awards under the plan count against this total number of shares available under the plan.

Under the 2014 Equity Incentive Plan, the Committee may grant incentive stock options that, upon exercise, result in the issuance of 281,893 shares of our common stock.  This amount represents 4.0% of Timberland’s total issued and outstanding shares on the voting record date.  The plan also provides that during any calendar year, the maximum aggregate number of shares with respect to which awards may be granted to any one individual is 100,000 (or 10,000 in the case of non-employee directors), subject to adjustments described below under “–Adjustments Upon the Occurrence of Certain Events.”

The 2014 Equity Incentive Plan provides for the use of authorized but unissued shares or shares that have been reacquired by Timberland to fund awards.  Assuming only unauthorized but unissued shares are awarded under the plan and all of such shares are issued upon the exercise of an option or the vesting of a restricted stock award, current shareholders would be diluted by approximately 5.0% based on the number of shares outstanding as of the close of business on the voting record date.

Eligibility to Receive Awards.  The Committee may grant awards under the 2014 Equity Incentive Plan to directors, advisory directors, directors emeriti, officers and employees of Timberland and its affiliates.  However, incentive stock options may only be awarded to employees.  The Committee will select persons to receive awards among the eligible participants and determine the number of shares for each award granted.  Currently, there are approximately 255 individuals who are eligible to receive awards under the plan, consisting of seven non-employee directors and 248 employees.

Terms and Conditions of Stock Options.  The Committee may grant stock options to purchase shares of the our common stock at a price that is not less than the fair market value of the common stock on the date the option is granted.  The fair market value is the closing sales price on the grant date as quoted on Nasdaq.  Stock options may not be exercised later than 10 years after the grant date (or five years from the date of grant if the recipient owns more than 10% of our stock).  Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the 2014 Equity Incentive Plan to officers and employees may be designated as “incentive stock options.”  Options that are not designated and do not otherwise qualify as incentive stock options are referred to as “non-qualified stock options.”

The Committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the forms in which, payment of the exercise price with respect to the stock option may be made.  Unless otherwise determined by the Committee and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for one year for terminations due to death, disability or retirement (termination of employment after attaining age 65 for employees or the age set for directors in the award agreement), and for three months for other terminations or until the expiration of the stock option by its terms if sooner.  Upon any termination of service for cause, all stock options not previously exercised shall immediately be forfeited.

Prohibition Against Option Repricing and Purchase of Underwater Options.  Except as provided under “–Adjustments Upon the Occurrence of Certain Events” below, neither the Committee nor the Board may amend or modify the exercise price of a stock option or cancel the stock option at a time when the exercise price is greater than the fair market value of Timberland’s common stock in exchange for another award.  In addition, neither Timberland nor any affiliate may purchase from any option holder any option where the exercise price of the option exceeds the fair market value of the underlying share (i.e., an “underwater option”).

Terms and Conditions of Restricted Stock Awards.  The Committee is authorized to grant restricted stock, which are shares of Timberland common stock that are subject to a substantial risk of forfeiture and limits on transfer until the shares vest.  The Committee will establish a restricted period, subject to acceleration as described below under “–Acceleration of Exercisability of Stock Options and Vesting of Restricted Stock Awards,” during which, or at the expiration of which, the restricted stock awards vest and shares of common stock awarded shall no longer be subject to forfeiture or restrictions on transfer.  Each restricted stock award will be evidenced by an award agreement that specifies the terms of the award, including the number of shares covered by the award, the amount (if any) that the participant must pay to Timberland in consideration for the issuance of such shares, and the vesting conditions, including whether the award is subject to vesting based in part upon the achievement of performance goals.  During the vesting period, unless specified otherwise in the applicable award agreement, a holder of shares of restricted stock will have all the rights of a shareholder, including the right to vote and the right to receive dividends paid with respect to those shares.

Except as provided under “–Transferability of Awards,” restricted stock and share units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant before the vesting conditions are satisfied.  The Committee has the right to determine any other terms and conditions, not inconsistent with the 2014 Equity Incentive Plan, upon which a restricted stock award shall be granted.

Qualified Performance-Based Compensation.  Section 162(m) of the Internal Revenue Code generally disallows federal income tax deductions for compensation in excess of $1 million per year paid to each of Timberland’s Chief Executive Officer and its three most highly compensated executive officers other than the Chief Executive Officer and the Chief Financial Officer.  Compensation that qualifies as “performance-based compensation” under Section 162(m) of the Internal Revenue Code generally is not subject to the $1 million deduction limit.  Stock options generally automatically qualify as “performance based compensation,” provided that the exercise price is at least equal to the fair market value of the common stock on the date of grant and certain grant procedures are followed that place limits on the number of stock options that can be granted to an individual during a specified time period.  In addition to the limitations on awards to individuals and satisfying grant procedure requirements, one of the conditions necessary to qualify awards other than stock options as “performance-based compensation” (to the extent the particular award is intended to so qualify) is that the award be subject to one or more pre-established performance goals and that the material criteria relating to such performance goals be disclosed to, and approved by, shareholders before the incentive compensation is paid.

For any awards of restricted stock under the 2014 Equity Incentive Plan that are intended to meet the definition of “performance-based compensation,” the Committee will subject the vesting and payability of the award to the achievement of one or more pre-established performance goals (referred to as “qualifying performance goals”) based upon one or more of the following performance criteria (referred to as “qualifying performance measures”): earnings and earnings per share (before or after taxes and whether or not excluding specific items, including but not limited to stock or other compensation expense); net income and net income per share (before or after taxes and whether or not excluding specific items, including but not limited to stock or other compensation expense); pre-tax, pre-provision earnings and pre-tax, pre-provision earnings per share; core pre-tax, pre-provision earnings and core pre-tax, pre-provision earnings per share; pre-tax, pre-provision earnings or core pre-tax, pre-provision earnings to risk-weighted assets; revenues; profits (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures, in total or with respect to specific categories or business units); operating or cash earnings and operating or cash earnings per share; cash (cash flow, cash generation or other cash measures); return measures (including, but not limited to, total shareholder return, return on average assets, return on average shareholders’ equity, return on investment and cash return on tangible equity); net interest income; net interest income on a tax equivalent basis; net interest margin; net interest margin on a tax equivalent basis; net non-interest expense to average assets; interest-sensitivity gap levels; expense targets, efficiency ratio or other expense measures; assets under management; levels of assets, loans (in total or with respect to specific categories of loans) and/or deposits (in total or with respect to specific categories of deposit accounts, and with respect to the number of account relationships or account balance amounts); market share; growth in target market relationships; investments; value of assets; asset quality levels; charge-offs; loan-loss reserves; non-performing assets; business expansion or consolidation (acquisitions and divestitures); strategic plan development and implementation; internal rate of return; share price; regulatory compliance; satisfactory internal or external audits; book value and book value per share; tangible shareholders’ equity and tangible book value per share; tangible common equity and tangible common equity per share; tangible common equity to tangible assets; tangible common equity to risk-weighted assets; improvement of financial ratings; and achievement of balance sheet or income statement objectives, or other financial accounting or quantitative objectives established by the Committee.

Any qualifying performance measure(s) may be used to measure the performance of Timberland, any affiliate or business unit of Timberland, or any combination of both.  Performance may be measured in absolute terms and/or relative to the performance of a group of other companies or a published or special index that the Committee, in its sole discretion, deems appropriate.  In the award agreement, the Committee may provide for accelerated vesting of any award based on the achievement of qualifying performance goal(s).

The Committee may provide in the award agreement that any evaluation of attainment of a qualifying performance goal may include or exclude the effects of any of the following events that occurs during the relevant period: extraordinary, unusual and/or non-recurring items of gain or loss; asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; and acquisitions or divestitures.

In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing qualifying performance measures without obtaining shareholder approval, the Committee has sole discretion under the plan to make such changes without obtaining shareholder approval.

Acceleration of Exercisability of Stock Options and Vesting of Restricted Stock Awards.  Unless otherwise provided in an award agreement, upon a change in control of Timberland followed by an involuntary termination of the award recipient within 12 months of the change in control (change in control and involuntary termination as defined in the 2014 Equity Incentive Plan) or upon the termination of the award recipient’s service due to death or disability, all unvested awards under the 2014 Equity Incentive Plan shall become exercisable in the case of stock options, or vest in the case of restricted stock, as of the date of the termination.

The Committee may provide at the time of grant of restricted stock that is intended to meet the definition of performance-based compensation in the applicable award agreement that achievement of such qualifying performance goals will be waived (with the qualified performance-based compensation deemed earned) in whole or in part or will be deemed to have been satisfied at a specified level, that the performance period shall be shortened, and/or that the payment under the performance award shall be pro-rated to reflect the reduced performance period upon (1) the termination of service of a recipient by reason of death or disability, or (2) the occurrence of a change in control.  The Committee also has the authority, with the consent of the award recipient, to the extent deemed necessary by the Committee, to amend or modify the terms of any outstanding award.

Forfeiture of Awards.  If the holder of an unvested award terminates service other than due to death or disability or within 12 months following a change in control, the unvested portion of the award will be forfeited by the holder.  Upon any termination of service for cause, all stock options not previously exercised shall be forfeited immediately by the holder.

Transferability of Awards.  Stock options and unvested restricted stock awards may be transferred upon the death of the holder to whom it was awarded, by will or the laws of inheritance, or pursuant to a domestic relations order.

Furthermore, the Committee may approve the transfer of non-qualified stock options and restricted stock awards to certain family members or to trusts or foundations controlled by those family members.

Amendment and Termination of the Plan; Clawback; Section 409A.  The 2014 Equity Incentive Plan shall continue in effect for a term of 10 years, after which no further awards may be granted.  The Board of Directors may at any time amend, suspend or terminate the plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted.  No amendment, suspension or termination of the plan, however, will impair the rights of any participant, without his or her consent, in any award already granted, except in limited circumstances where necessary to comply with certain tax law requirements or regulatory requirements.  All awards are subject to “clawback” provisions as required by law, rule, regulation or stock exchange listing, or a policy related thereto.  All awards shall either be exempt from Section 409A of the Internal Revenue Code, or if not exempt, include terms that are compliant therewith.

Adjustments Upon the Occurrence of Certain Events.  In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock split, stock dividend or other special and nonrecurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event affects the shares of Timberland common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, the Committee must, in such manner as it deems equitable, adjust the number of shares as to which future awards may be made and the number of shares subject to and exercise prices of outstanding awards.

Important Considerations

The 2014 Equity Incentive Plan contains a number of provisions that we believe are consistent with the interests of shareholders and sound corporate governance practices, including:

•
Double trigger for acceleration of vesting of awards in connection with a change in control transaction.  The plan requires both a change in control and an involuntary termination of the award recipient within 12 months following the change in control in order to accelerate option exercisability and restricted stock vesting in the event of a change in control transaction.

•	No liberal share counting. The plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or to satisfy tax withholding requirements.

•	No repricing of stock options. The plan prohibits the repricing of stock options.

•	No purchase of underwater options. The plan prohibits Timberland from purchasing from any option holder any option where the exercise price exceeds the fair market value of the underlying share.

•	No discounted stock options. All stock options must have an exercise price equal to or greater than the fair market value of the underlying common stock on the date of grant.

•	Limit on awards to any one individual. The plan imposes a maximum number of shares that may be granted to any one individual in any 12-month period.

Timberland currently maintains the 2003 Stock Option Plan and the Management Recognition and Development Plan.  Stock options and shares of restricted common stock were awarded pursuant to these plans and outstanding awards will not be affected by adoption of the 2014 Equity Incentive Plan.  As of December 2, 2014, there were no shares  available for award under the existing plans.  We believe that the availability of stock compensation programs is an important element of our overall retention, recruitment, incentive compensation and growth strategies and that the adoption of the 2014 Equity Incentive Plan will assist us in meeting the objectives of these strategies.

In determining the number of shares to be reserved for issuance under the 2014 Equity Incentive Plan and analyzing the impact on our shareholders of making equity awards, we considered our burn rate and overhang.  Burn rate provides a measure of the potential dilutive impact of our equity award program.  Set forth below is a table that reflects our burn rate for 2014, 2013 and 2012 as well as the average over those years.

Fiscal Year	Restricted Stock Granted	Options Granted	Total Granted	Basic Weighted Average Number of Common Shares Outstanding (1)	Gross Burn Rate (2)

2014	--	135,000	135,000	6,856,730	1.97%

2013	--	29,000	29,000	6,817,918	0.43%

2012	--	76,000	76,000	6,780,612	1.12%

Three-year average	--	80,000	80,000	6,818,420	1.17%
____________
(1)
Consists of the amounts used for calculating earnings per share. For additional information, see Note 20 of the Notes to Consolidated Financial Statements in Timberland’s Annual Report on Form 10-K for the year ended September 30, 2014.

(2)	Gross Burn Rate is defined as the number of shares of common stock underlying awards granted in the year divided by the basic weighted average number of shares of common stock outstanding.

The following table provides information as of December 2, 2014 regarding our total outstanding shares of common stock, shares underlying outstanding awards under prior plans and shares that would be added upon shareholder approval of the 2014 Equity Incentive Plan (“overhang”):

As of December 2, 2014

Shares underlying outstanding awards	216,100

Shares outstanding	7,052,636

Overhang (shares underlying outstanding awards/shares outstanding)	3.06%

Shares available for grant under prior plans	--

Total overhang (shares underlying outstanding awards and plan shares available/shares outstanding)	3.06%

Shares Board seeks approval for	352,366

As a percentage of shares outstanding	5.0%

Federal Income Tax Consequences

The following discussion provides a general overview of the federal tax consequences that apply to non-qualified stock options, incentive stock options and restricted stock awards, as of the date of this Proxy Statement.

Non-qualified Stock Options.  Under current federal tax law, the non-qualified stock options granted under the 2014 Equity Incentive Plan will not result in any taxable income to the optionee or any tax deduction to Timberland at the time of grant.  Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is taxable to the optionee as compensation income and is generally deductible by Timberland.  The optionee’s tax basis for the shares is the market value of the shares at the time of exercise.  Upon a sale of the shares, the optionee will recognize a capital gain to the extent of any appreciation in value of the shares from the date of exercise to the date of sale, and such gain will qualify as long-term capital gain if the applicable capital gain holding period is satisfied.

Incentive Stock Options.  Neither the grant nor the exercise of an incentive stock option under the 2014 Equity Incentive Plan will result in any federal tax consequences to either the optionee or Timberland, although the difference between the market price on the date of exercise and the exercise price is an item of adjustment included for purposes of calculating the optionee’s alternative minimum tax.  Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain if the applicable holding period is satisfied.  If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (a) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (b) the difference between the exercise price and the sale price will be taxed as ordinary income and Timberland will be entitled to a deduction in the same amount.  The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable capital gains holding period is satisfied.  If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option.  The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

Restricted Stock Awards.  Recipients of restricted shares granted under the 2014 Equity Incentive Plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture in an amount equal to the fair market value of the shares on that date.  In certain circumstances, a holder of restricted stock may elect to recognize ordinary income on the date of the grant of the restricted stock in an amount equal to the fair market value of the shares on the grant date.  Upon a subsequent sale of the shares, the holder of restricted stock will recognize capital gain or loss based on the difference between the amount received and the amount previously recognized as ordinary income.  Unless an award agreement provides that an owner of restricted stock is not entitled to receive dividends, then recipients of shares granted under the plan will also recognize ordinary income equal to their dividend payments when these payments are received.

Proposed Awards Under the Plan

No awards have been proposed under the 2014 Equity Incentive Plan as of the date of this Proxy Statement.

Equity Compensation Plan Information

The following table summarizes share and exercise price information regarding our equity compensation plans as of September 30, 2014:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	221,400	$7.49	--

Equity compensation plans not approved by security holders:	N/A	N/A	N/A

Total	221,400	$7.49	--

Voting Recommendation

The Board of Directors recommends that shareholders vote FOR the adoption of the Timberland Bancorp, Inc. 2014 Equity Incentive Plan.

AUDIT COMMITTEE REPORT

The Audit Committee reports as follows with respect to Timberland’s audited financial statements for the fiscal year ended September 30, 2014:

•	The Audit Committee has reviewed and discussed the 2014 audited financial statements with management;

•
The Audit Committee has discussed with the independent auditor, Delap LLP, the matters required to be discussed by Auditing Standard No. 16, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
The Audit Committee has received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence; and

•
The Audit Committee has, based on its review and discussions with management of the 2014 audited financial statements and discussions with the independent auditor, recommended to the Board of Directors that Timberland’s audited financial statements for the year ended September 30, 2014 be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:

Audit Committee:	Ronald A. Robbel, Chairman
David A. Smith
Larry D. Goldberg
Michael J. Stoney

This report shall not be deemed to be incorporated by reference or by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

PROPOSAL 4 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Audit Committee operates under a written charter adopted by the Board of Directors.  In fulfilling its oversight responsibility of reviewing the services performed by Timberland’s independent auditor, the Committee carefully reviews the policies and procedures for the engagement of the independent auditor.  The Audit Committee also discussed with Delap LLP the overall scope and plans for the audit, and the results of its audit.  The Committee also reviewed and discussed with Delap LLP the fees paid, as described below.

The Audit Committee of the Board of Directors has selected Delap LLP as our independent auditor for the year ending September 30, 2015 and that selection is being submitted to shareholders for ratification.  Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Delap LLP to our shareholders for ratification as a matter of good corporate practice.  If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm.  Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Timberland and our shareholders.  Delap LLP served as our independent auditor for the year ended September 30, 2014 and a representative of the firm will be present at the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Delap LLP as our independent auditor.

The following table sets forth the aggregate fees billed to Timberland and Timberland Bank by Delap LLP for professional services rendered for the fiscal years ended September 30, 2014 and 2013.

	Year Ended
	September 30,
	2014	2013
Audit Fees (1)	$233,500	$227,000
Audit-Related Fees (2)	5,840	3,760
Tax Fees (3)	12,500	12,325
All Other Fees	--	--
_____________
(1)	Includes fees for the annual audit and quarterly reviews of the consolidated financial statements.
(2)	Consists of fees related to consultations on various accounting and reporting matters.
(3)	Consists of fees for the preparation of income tax returns and tax advice.

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditor and the estimated fees for these services in connection with its annual review of its charter.  Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee.  If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting for ratification.  In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.  All of the services provided by Delap LLP described above were approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10% of Timberland’s common stock to report their initial ownership of the common stock and any subsequent changes in that ownership to the SEC.  Directors, executive officers and greater than 10% shareholders are required by regulation to furnish us with copes of all Section 16(a) forms they file.  The SEC has established filing deadlines for these reports and we are required to disclose in this Proxy Statement any late filings or failures to file.  Based solely on our review of the copies of such forms we have received and written representations provided to us by the above referenced persons, we believe that, during the fiscal year ended September 30, 2014, all filing requirements applicable to our reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will pay the cost of soliciting proxies.  In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone without additional compensation.  In addition, we have engaged Regan & Associates, Inc. to assist in distributing proxy materials and contacting record and beneficial owners of our common stock.  We have agreed to pay a fee of $7,500, including out-of-pocket expenses, for these services.  We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Our annual report to shareholders, including financial statements, will be mailed on or about December 19, 2014 to all shareholders of record as of the close of business on the record date.  Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Corporate Secretary, Timberland Bancorp, Inc., 624 Simpson Avenue, Hoquiam, Washington 98550.  The annual report is not to be considered as part of the proxy solicitation material or as having been incorporated herein by reference.  In addition, a copy our Annual Report on Form 10-K for the fiscal year ended September 30, 2014 is available to each record and beneficial owner of Timberland’s common stock without charge upon written request to the Corporate Secretary at the address given above.

 SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at next year’s annual of shareholders must be received at the executive office at 624 Simpson Avenue, Hoquiam, Washington 98550, no later than August 21, 2015.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act, and as with any shareholder proposal (regardless of whether included in our proxy materials), our Articles of Incorporation and Bylaws.

Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days’ notice of the meeting is given to shareholders, such written notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.  We anticipate that, in order to be timely, shareholder nominations or proposals intended to be made at the annual meeting must be made by December 26, 2014.  As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person’s name, age, business address and number of shares of common stock held, a written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected, and certain other information regarding the shareholder giving such notice.  The notice with respect to business proposals to be brought before the annual meeting must state the shareholder’s name, address and number of shares of common stock held, a brief discussion of the business to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any interest of the shareholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ DEAN J. BRYDON
DEAN J. BRYDON
CORPORATE SECRETARY

Hoquiam, Washington
December 19, 2014

Appendix A
Timberland Bancorp, Inc.
2014 Equity Incentive Plan

ARTICLE I
ESTABLISHMENT, PURPOSE AND DURATION

Section 1.1                      Establishment of the Plan.

The Company hereby establishes an incentive compensation plan to be known as the “Timberland Bancorp, Inc. 2014 Equity Incentive Plan” (the “Plan”), as set forth in this document. The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options and Restricted Stock.

The Plan was originally adopted effective as of November 18, 2014 by the Board, but it will only become effective (the “Effective Date”) when it is approved by the Company’s shareholders at the annual meeting of the Company’s shareholders on January 27, 2015, or any adjournment or postponement thereof (the “2015 Annual Meeting”).  If this Plan is not approved by the Company’s shareholders at the 2015 Annual Meeting, and in any event when required by Section 10.9, this Plan shall be void.

                Provided that the Plan is approved by the shareholders as provided for in this Section 1.1, this Plan shall be treated as a new plan for purposes of Section 422 of the Code (as herein defined), so that an Option granted hereunder on a date that is not more than ten years after the Plan was adopted by the Board, and that is intended to qualify as an Incentive Stock Option under Section 422 of the Code, complies with the requirements of Section 422(b)(2) of the Code and the applicable regulations thereunder.

Section 1.2                      Purpose of the Plan.

The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Employees and Directors with those of Company shareholders.  The Plan is further intended to assist the Company in its ability to motivate, attract, and retain the services of Employees and Directors upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

Section 1.3                      Duration of the Plan.

Subject to approval by the shareholders of the Company, the Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board to terminate the Plan at any time pursuant to Article IX herein.  However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date, nor may an Incentive Stock Option be granted under the Plan on or after the tenth anniversary of the date the Plan was adopted by the Board.

ARTICLE II
DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Affiliate means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

Award means, individually or collectively, a grant under the Plan of Options or Restricted Stock.

Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

Bank means Timberland Bank, the wholly-owned subsidiary of the Company, and any successor thereto.

Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, to have the right to exercise any Options granted to such Participant that are exercisable, or to receive any Shares paid out under an Award to such Participant where such payout is made following the Participant’s death.

Board means the Board of Directors of Timberland Bancorp, Inc. and any successor thereto.

Change in Control means the first to occur of a “change in the ownership of the Company or the Bank,” a “change in the effective control of the Company or the Bank” or a “change in the ownership of a substantial portion of the Company’s or the Bank’s assets,” as those phrases are determined under Section 409A.

Code means the Internal Revenue Code of 1986, as amended from time to time.

Committee means the Committee described in Article IV.

Company means Timberland Bancorp, Inc., a Washington corporation, and any successor thereto.

Director means any individual who is a member of the Board or the board of directors of an Affiliate or an advisory or emeritus director of the Company or an Affiliate who is not currently an Employee.

Disability means a total and permanent disability, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

Domestic Relations Order means a domestic relations order that satisfies the requirements of Section 414(p)(1)(B) of the Code, or any successor provision, as if such section applied to the applicable Award.

Employee means a full-time or part-time employee of the Company or an Affiliate.  Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Exercise Period means the period during which an Option may be exercised.

Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option.

Fair Market Value means, with respect to a Share on a specified date:

(a)          If the Shares are listed on any U.S. national securities exchange registered under the Exchange Act (“National Exchange”), the closing sales price for such stock (or the closing bid, if no sales were reported) as reported on that exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

(b)          If the Shares are not listed on a National Exchange but are traded on the over-the-counter market or other similar system, the mean between the closing bid and the asked price for the Shares at the close of trading in the over-the-counter market or other similar system on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

(c)   In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

Notwithstanding anything herein to the contrary, if the Shares are not listed on a National Exchange and are not readily tradable on the over-the-counter market or if it is determined that the Fair Market Value is not properly reflected by such quotations, Fair Market Value shall be based upon a reasonable valuation method that complies with Section 409A.

Family Member means with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, registered domestic partner (as determined under state law), former spouse, sibling, niece, nephew, mother-in-law, father in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

Incentive Stock Option means a right to purchase Shares that is granted to an Employee that is designated by the Committee to be an Incentive Stock Option and that satisfies the requirements of Section 422 of the Code.

Involuntary Termination means either (a) the termination of the employment of a Participant by the Company or any Affiliate without the Participant’s express written consent, or (b) the Participant’s voluntary and complete termination of employment with the Company and all Affiliates following any demotion, loss of title, office or significant authority, reduction in the Participant’s annual salary, or relocation of the Participant’s principal place of employment more than thirty-five (35) miles from its location immediately prior to a Change in Control.  No other voluntary termination by a Participant shall be considered an Involuntary Termination for purposes of this Plan or any Award granted hereunder.

Non-Qualified Stock Option means a right to purchase Shares that is not an Incentive Stock Option.

Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Option Award means an award of Options pursuant to Article V.

Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Participant means any Employee or Director who is selected by the Committee to receive an Award.

Period of Restriction means the period during which the entitlement of a Participant under a Restricted Stock Award is limited in some way or subject to forfeiture, in whole or in part, based on the passage of time, the achievement of Qualifying Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion.

Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Plan means the Timberland Bancorp, Inc. 2014 Equity Incentive Plan, as amended from time to time.

Qualified Performance-Based Compensation means compensation under an Award that is granted in order to provide remuneration solely on account of the attainment of one or more Qualifying Performance Goals under circumstances that satisfy Section 162(m) of the Code.

Qualifying Performance Goal means a performance criterion selected by the Committee for a given Award based on one or more Qualifying Performance Measures.

Qualifying Performance Measures means measures as described in Article VII on which Qualifying Performance Goals may be based.

Restricted Stock means an award of Shares subject to a Period of Restriction granted pursuant to Article VI herein.

Restricted Stock Award means an award of Restricted Stock pursuant to Article VI.

Retirement means, subject to the terms of an Award, (i) in the case of an Employee, the termination of a Participant’s employment with the Company and its Affiliates, other than a Termination for Cause, after the Participant has attained age 65, and (ii) with respect to non-employee Directors, the termination of Service as a Director of the Company and its Affiliates or any successors thereto after reaching normal retirement age as established by the Company, other than a Termination for Cause.

Section 409A means Section 409A of the Code and any regulations or guidance of general applicability thereunder.

Service means, unless the Committee provides otherwise in an Award Agreement, employment or service in any capacity as a Director or Employee of the Company or any Affiliate.

Share means a share of common stock of Timberland Bancorp, Inc.

Termination for Cause means termination of Service upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or any of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.  No act or failure to act on a Participant’s part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.  Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

Vesting Date means the date or dates on which the grant of an Option is eligible to be exercised, or the date or dates on which a Restricted Stock Award ceases to be forfeitable (i.e., at the end of a Period of Restriction).

ARTICLE III
AVAILABLE SHARES - ELIGIBILITY - PARTICIPATION

Section 3.1          Shares Available Under the Plan.

Subject to adjustment as provided in Section 9.3, the total number of Shares available for grant under the Plan shall be 352,366 (the “Limit”).  These Shares may be either authorized but unissued, or Shares that have been reacquired by the Company.

Section 3.2         Maximum Awards.

The maximum aggregate number of Shares that may be issued pursuant to Options that are Incentive Stock Options is 281,893, subject to adjustment as provided in Section 9.3 herein.  Notwithstanding any provision in the Plan to the contrary and subject to adjustment as provided in Section 9.3 herein, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 100,000 (or 10,000 in the case of non-employee Directors). During the time this Plan remains in effect, the aggregate amount of Awards that may be granted to non-employee Directors as a group shall not exceed 20% of the number of Shares initially available under this Plan, subject to adjustment as provided in Section 9.3.

Section 3.3        Computation of Shares Issued.

For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise or vesting of an Award except as set forth below.  If any Award granted under the Plan terminates, expires, or lapses or is forfeited for any reason, any Shares subject to such Award shall be available for the future grant of an Award under the Plan.  Shares used to pay the Exercise Price of an Option and Shares used to satisfy tax withholding obligations shall not be available for future Awards under the Plan.  To the extent that Shares are delivered pursuant to the exercise of an Option, the number of underlying Shares as to which the exercise is related shall be counted against the number of Shares available for Awards, as opposed to only counting the Shares issued.

Section 3.4        Eligibility.

Persons eligible to participate in the Plan include all Employees and Directors.

Section 3.5        Actual Participation.

Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees and Directors, those to whom Awards shall be granted and shall determine the nature, type and amount of each Award.  No Employee or Director shall be entitled to be granted an Award under the Plan.

ARTICLE IV
ADMINISTRATION

Section 4.1        Committee.

(a)           The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board.  Each member of the Committee shall be an “Outside Director” within the meaning of Section 162(m) of the Code or any successor rule or regulation, a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or any successor rule or regulation and an “independent director” under the corporate governance rules and regulations imposing independence standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.

(b)           The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

(c)           The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

Section 4.2         Committee Powers.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan.  The Committee shall have full power except as limited by law or by the charter or bylaws of the Company or by resolutions adopted by the Board, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article IX herein) to amend or otherwise modify the Plan or the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan and, if the Award is subject to Section 409A, does not cause the Plan or the Award to violate Section 409A.  Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.  As permitted by law, rule, or regulation, the Committee may delegate its authorities as identified hereunder.  All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
STOCK OPTIONS

Section 5.1          Grant of Options.

(a)           Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares.  An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option at the time of grant and, if not designated as either, shall be a Non-Qualified Stock Option.  Only Employees may receive Incentive Stock Options.

(b)           Any Option granted shall be evidenced by an Award Agreement which shall:

(i) specify the number of Shares covered by the Option;

(ii) specify the Exercise Price;

(iii) specify the Exercise Period;

(iv) specify the Vesting Date; and

(v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

No Option terms shall be permitted that would cause the Option to be subject to Section 409A.

Section 5.2            Size of Option.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3            Exercise Price.

The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4            Exercise Period.

The Exercise Period during which an Option may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

        (a)   the date specified by the Committee in the Award Agreement;

        (b)   unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability, Retirement or a Termination for Cause;

        (c)   unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the one year  period commencing on the date of the Participant’s termination of Service due to death, Disability or Retirement;

        (d)   as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

        (e)   the last day of the ten-year period commencing on the date on which the Option was granted (or a five-year term for Options subject to Section 5.6(a) hereof).

An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 5.5         Vesting Date.

(a)           The Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee or specified in the Award Agreement:

(i) if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Option shall be forfeited without consideration; provided, however, that with the exception of a Termination for Cause, the Committee, in its sole discretion, shall have the right to waive such forfeiture and to immediately make exercisable all or any portion of such Options;

(ii) if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii) if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, the Vesting Date shall be the earlier of (A) the date of the Participant’s Involuntary Termination, if such Involuntary Termination occurs within the twelve-month period commencing on the effective date of the Change in Control, or (B) the Vesting Date provided for in Section 5.5(a).

Section 5.6         Additional Restrictions on Incentive Stock Options.

An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a)   Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the Award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant, and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

(b)   Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an Incentive Stock Option.

(c)   The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (taking into account all Incentive Stock Options granted under this Plan and any other plan of the Company or an Affiliate) shall not exceed $100,000 and the term of the Incentive Stock Option shall not be more than ten years.

(d)   Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.

Section 5.7         Method of Exercise.

(a)           Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100 or, if less, the total number of Shares relating to the Option which remain un-purchased.  An Option Holder shall exercise an Option to purchase Shares by:

(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

(ii) delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

(iii) satisfying such other conditions as may be prescribed in the Award Agreement.

(b)           The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i) in cash (by certified or bank check or such other instrument as the Company may accept); or

(ii) if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii) if and to the extent permitted by the Committee, by the Company withholding Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iv) by any combination thereof.

Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

(c)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate or cause Shares to be issued by book-entry procedures, in either event evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 5.8          Limitations on Options.

(a)           An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Domestic Relations Order (but such transfer shall cause an Incentive Stock Option to become a Non-Qualified Stock Option as of the day of the transfer); provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant’s Family Member; and provided further, than an Incentive Stock Option may be transferred to a trust if, under Section 671 of the Code and applicable state law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held by the trust. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)           The Company’s obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

(i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)           An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his or her death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

Section 5.9           Prohibition Against Option Repricing.

Except as provided in Section 9.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Option or Award.

ARTICLE VI
RESTRICTED STOCK AWARDS

Section 6.1           In General.

(a)           Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:

(i) the number of shares of Restricted Stock covered by the Restricted Stock Award;

(ii) the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Restricted Stock;

(iii) the date of grant of the Restricted Stock Award;

(iv) the Period of Restriction for the Restricted Stock Award and the performance conditions, if any, which must be satisfied in order for the Vesting Date to occur, whether pursuant to Qualifying Performance Goals or otherwise; and

(v) as to Awards awarding Restricted Stock, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares.

Restricted Stock Awards may contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

 (b)           All Awards consisting of Restricted Stock shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant, subject to written transfer restriction instructions issued to the Company’s stock transfer agent, together with an irrevocable stock power executed by the Participant in favor of and held by the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award.  The Shares shall at all times prior to the applicable Vesting Date be subject to the following restriction, communicated in writing to the Company’s stock transfer agent:

These shares of common stock are subject to the terms of an Award Agreement between Timberland Bancorp, Inc. and [Name of Participant] dated [Award Date] made pursuant to the terms of the Timberland Bancorp, Inc. 2014 Equity Incentive Plan, copies of which are on file at the executive offices of Timberland Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive communication or legend as the Committee, in its discretion, may specify.

(c)           Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Restricted Stock Award under the Plan, apply to the Committee for approval to transfer all or any portion of such Restricted Stock Award which is then unvested to such Participant’s Family Member.  The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Restricted Stock Award, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Restricted Stock Award depends on the life, Service or other status of the Participant, such privilege of the Restricted Stock Award for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

Section 6.2           Vesting Date.

(a)           The Period of Restriction and Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee or specified in the Award Agreement:

(i) if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Restricted Stock shall be forfeited without consideration; provided, however, that with the exception of a Termination for Cause, the Committee, in its sole discretion, shall have the right to reduce or eliminate the Period of Restriction with respect to Restricted Stock following termination of Service for any reason, upon such terms and provisions as it deems proper;

(ii) if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant’s Service with the Company; and

(iii)  if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be the earlier of (A) the date of the Participant’s Involuntary Termination, if such Involuntary Termination occurs within the twelve-month period commencing on the effective date of the Change in Control, or (B) the Vesting Date provided for in Section 6.2(a).

Section 6.3            Dividend Rights.

Unless otherwise specified in the Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held.  If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

Section 6.4            Voting Rights.

Unless otherwise specified in the Award Agreement, a Participant who is awarded Shares of Restricted Stock hereunder may exercise full voting rights with respect to those Shares, including during the Period of Restriction.

Section 6.5            Designation of Beneficiary.

A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Restricted Stock.  Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee.  In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.

Section 6.6            Manner of Distribution of Awards.

The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law.  It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VII
QUALIFIED PERFORMANCE-BASED COMPENSATION

Section 7.1             General.

Notwithstanding any other terms of the Plan, the vesting, payability, and value (as determined by the Committee) of each Award other than an Option that, at the time of grant, the Committee intends to be Qualified Performance-Based Compensation shall be determined by the attainment of one or more Qualifying Performance Goals as determined by the Committee in conformity with Section 162(m) of the Code, together with satisfaction of any other conditions, such as continuation of Service, as may be required by the Plan or otherwise determined by the

Committee. The Committee shall specify in writing, by resolution or otherwise, the Participants eligible to receive such an Award (which may be expressed in terms of a class of individuals) and the Qualifying Performance Goal(s) applicable to such Awards within ninety (90) days after the commencement of the period to which the Qualifying Performance Goal(s) relate(s) or such earlier time as is required to comply with Section 162(m) of the Code and the regulations thereunder. No such Award shall be payable unless the Committee certifies in writing, by resolution or otherwise, that the Qualifying Performance Goal(s) applicable to the Award were satisfied; provided, however, that the Committee may provide at the time of grant in the applicable Award Agreement that achievement of such Qualifying Performance Goals will be waived (with the Qualified Performance-Based Compensation deemed earned) in whole or in part or will be deemed to have been satisfied at a specified level, that the performance period shall be shortened, and/or that the payment under the performance Award shall be pro-rated to reflect the reduced performance period upon (i) the termination of Service of a Participant by reason of death or Disability, or (ii) the occurrence of a Change in Control. In no case may the Committee increase the value of an Award of Qualified Performance-Based Compensation above the maximum value determined under the performance formula by the attainment of the applicable Qualifying Performance Goal(s), but the Committee may reduce the value below such maximum if the terms of the Award so provide. Qualifying Performance Goals may be different for different Participants, as determined in the discretion of the Committee.

Section 7.2             Qualifying Performance Measures.

Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Qualifying Performance Measures set forth in this Article VII, the Qualifying Performance Goal(s) upon which the payment or vesting of an Award that is intended to qualify as Qualified Performance-Based Compensation shall be limited to the following measures (referred to as “Qualifying Performance Measures”): earnings and earnings per share (before or after taxes and whether or not excluding specific items, including but not limited to stock or other compensation expense); net income and net income per share (before or after taxes and whether or not excluding specific items, including but not limited to stock or other compensation expense); pre-tax, pre-provision earnings and pre-tax, pre-provision earnings per share; core pre-tax, pre-provision earnings and core pre-tax, pre-provision earnings per share; pre-tax, pre-provision earnings or core pre-tax, pre-provision earnings to risk-weighted assets; revenues; profits (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures, in total or with respect to specific categories or business units); operating or cash earnings and operating or cash earnings per share; cash (cash flow, cash generation or other cash measures); return measures (including, but not limited to, total shareholder return, return on average assets, return on average shareholders’ equity, return on investment and cash return on tangible equity); net interest income; net interest income on a tax equivalent basis; net interest margin; net interest margin on a tax equivalent basis; net non-interest expense to average assets; interest-sensitivity gap levels; expense targets, efficiency ratio or other expense measures; assets under management; levels of assets, loans (in total or with respect to specific categories of loans) and/or deposits (in total or with respect to specific categories of deposit accounts, and with respect to number of account relationships or account balance amounts); market share; growth in target market relationships; investments; value of assets; asset quality levels; charge-offs; loan-loss reserves; non-performing assets; business expansion or consolidation (acquisitions and divestitures); strategic plan development and implementation; internal rate of return; Share price; regulatory compliance; satisfactory internal or external audits; book value and book value per share; tangible shareholders’ equity and tangible book value per share; tangible common equity and tangible common equity per share; tangible common equity to tangible assets; tangible common equity to risk-weighted assets; improvement of financial ratings; and achievement of balance sheet or income statement objectives, or other financial accounting or quantitative objectives established by the Committee.

Qualifying Performance Measures may be applied either to the Company as a whole or to an Affiliate or business unit, or to any combination thereof, as determined by the Committee.  Such performance may be measured in absolute terms and/or relative to the performance of a group of other companies or a published or special index that the Committee, in its sole discretion, deems appropriate. In the Award Agreement, the Committee may provide for accelerated vesting of any Award based on the achievement of Qualifying Performance Goal(s), subject, in the case of Restricted Stock Awards, to any minimum time-based vesting conditions set forth in the Award.

The Committee may include or exclude extraordinary events or any other objective events or occurrences either establishing the Qualifying Performance Measures or in determining whether the Qualifying Performance Measure has been achieved, including but not limited to: (i) extraordinary, unusual and/or non-recurring items of gain or loss; (ii) asset write-downs; (iii) litigation or claim judgments or settlements; (iv) the effect of changes in tax laws, accounting principles, or other laws or regulations or provisions affecting reported results under the applicable Qualified Performance Measure(s); (v) any reorganization and restructuring programs; and (vi) acquisitions or divestitures.

In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Qualifying Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

ARTICLE VIII
ADDITIONAL TAX PROVISION

Section 8.1            Tax Withholding Rights.

The Company shall have the power and the right to deduct or withhold, or require a Person to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.  In this regard, where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

ARTICLE IX
AMENDMENT AND TERMINATION

Section 9.1            Termination

The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, the Plan shall terminate automatically on the tenth anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.

Section 9.2            Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing or trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

Section 9.3             Adjustments Upon the Occurrence of Certain Events.

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants and the individual and group share limits;

(ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and

(iii) the Exercise Price of Options.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

ARTICLE X
MISCELLANEOUS

Section 10.1            Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 10.2            No Right to Continued Service.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as an Employee or a Director.  The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.

Section 10.3            Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 10.4            Severability.

In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 10.5            Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of Washington without giving effect to the conflict of laws principles thereof.  The federal and state courts located in the county or contiguous counties in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 10.6           Headings.

The headings of Articles and Sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 10.7           Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 10.8           Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)           If to the Committee:

Timberland Bancorp, Inc.
624 Simpson Avenue
Hoquiam, Washington 98550
Attention: Corporate Secretary

(b)           If to a Participant, to such person’s address as shown in the Company’s records.

Section 10.9           Approval of Shareholders.

The Plan shall be subject to approval by the Company’s shareholders within twelve (12) months before or after the date the Board adopts the Plan.

Section 10.10         Clawback.

All Awards (whether vested or unvested) shall be subject to such clawback (recovery) as may be required to be made pursuant to law, rule, regulation or stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, rule, regulation or stock exchange listing requirement.

Section 10.11         Compliance with Section 409A.

It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A.  The Plan and all Award Agreements shall be construed in a manner that effects such intent.  Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed.  Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in their individual capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award. With respect to any amount payable under an Award that constitutes a deferral of compensation within the meaning of Section 409A, the Plan is intended to comply with Section 409A, and the Plan shall be administered, construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereunder is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, except as otherwise determined by the Committee.  In the case of amounts not intended to be deferrals of compensation subject to Section 409A, payment or settlement of amounts under such Awards shall occur not later than March 15 of the year following the year in which the Participant has a legally-binding right to payment or settlement (or such later time as permitted under Section 409A that does not cause the amount to be considered a deferral of compensation for purposes of Section 409A, or at such other time that complies with Section 409A). In the case of amounts intended to be deferrals of compensation subject to Section 409A, if the amount is subject to a deferral election by the Participant, the initial deferral election shall be made and become irrevocable no later than December 31 of the year immediately preceding the year in which the Participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for “performance-based compensation” as defined under Section 409A.  If an amount that is subject to Section 409A becomes payable under an Award as a result of the Participant's “separation from service” (as defined under Section 409A) other than due to death, and the Participant is a “specified employee” (as defined under Section 409A), then payment of such amount shall not occur until six (6) months and a day after the date of Participant’s “separation from service” except as permitted under Section 409A.

REVOCABLE PROXY
TIMBERLAND BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
January 27, 2015

The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Timberland Bancorp, Inc. (“Timberland”) with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Timberland which the undersigned is entitled to vote at the annual meeting of shareholders, to be held at Hoquiam Timberland Library, 420 7th Street, Hoquiam, Washington, on Tuesday, January 27, 2015 at 1:00 p.m. local time, and at any and all adjournments thereof, as indicated.

		FOR	WITHHELD

1.	The election as director of the nominees listed below	[ ]	[ ]
(except as marked to the contrary below).

Andrea M. Clinton
Ronald A. Robbel

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee’s name on the line below.

____________________________ ____________________________

		FOR	AGAINST	ABSTAIN

2.	Advisory (non-binding) approval of the compensation of Timberland Bancorp, Inc.’s named executive officers.	[ ]	[ ]	[ ]

3.	Adoption of the Timberland Bancorp, Inc. 2014 Equity Incentive Plan.	[ ]	[ ]	[ ]

4.	The ratification of the Audit Committee’s selection of Delap LLP as the independent auditor for the year ending September 30, 2015.	[ ]	[ ]	[ ]

5.	In their discretion, upon such other matters as may
properly come before the meeting.

The Board of Directors recommends a vote FOR propositions listed.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the propositions stated.  If any other business is presented at the annual meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Corporate Secretary of Timberland at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Timberland prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the annual meeting of shareholders, and the 2014 Annual Report to Shareholders.

Dated: ______________________________

____________________________________	____________________________________
PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

____________________________________	____________________________________
SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Please complete, date, sign and mail this proxy promptly in the enclosed postage-paid envelope.